                                                                   Exhibit 10.25

                            TERMINATION AGREEMENT OF
                         INVESTOR UNITHOLDERS AGREEMENT

      This Termination Agreement of Investor Unitholders Agreement ("Termination Agreement") is dated for reference purposes November 29, 2004, and is entered into by and among (i) American Reprographics Holdings, L.L.C., a California limited liability company ("Holdings"), (ii) ARC Acquisition Co., L.L.C., a Delaware limited liability company ("Acquisition Co."), and (iii) GS Mezzanine Partner II, L.P., a Delaware limited partnership ("GS Mezzanine"), GS Mezzanine Partners II Offshore, L.P., a Cayman Islands exempted limited partnership ("GS Offshore"), Stone Street Fund 2000, L.P., a Delaware limited partnership ("Stone Street") and Bridge Street Special Opportunities Fund 2000, L.P., a Delaware limited partnership ("Bridge Street") (GS Mezzanine, GS Offshore, Stone Street and Bridge Street are collectively referred to herein as the "GS Parties").

                                    RECITALS

      A. Holdings, Acquisition Co., GS Mezzanine and GS Offshore entered into an Investor Unitholders Agreement dated April 10, 2000 ("Unitholders Agreement").

      B. Stone Street and Bridge Street became parties to the Unitholders Agreement when GS Mezzanine and GS Offshore assigned rights under the Unitholders Agreement to Stone Street and Bridge Street.

      C. American Reprographics Company, a Delaware corporation, is a newly formed corporation ("Newco"). In connection with the underwritten public offering of Newco's common stock (the "IPO"), each holder of Holdings' common units prior to the IPO shall exchange their outstanding Holdings common units for an equal number of shares of Newco's common stock.

      D. Holdings, Acquisition Co. and the GS Parties desire to mutually agree upon the termination of the Unitholders Agreement, to be effective upon the closing date of the IPO.

      NOW, THEREFORE, for good and valuable consideration, the sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

                                    AGREEMENT

1. Termination of Unitholders Agreement. The Unitholders Agreement is hereby terminated effective as of the closing date of the IPO ("Closing Date"). Beginning on the Closing Date, Holdings, Acquisition Co. and the GS Parties each shall have no further rights or obligations under the Unitholders Agreement. Notwithstanding any provision to the contrary herein, if the Closing Date does not occur prior to April 1, 2005, then this Termination Agreement shall have no effect and shall be null and void for all purposes.

2. Entire Agreement; Amendment. This Termination Agreement constitutes the entire agreement between Holdings, Acquisition Co. and the GS Parties pertaining to the subject matter contained herein, and supersedes all prior and contemporaneous agreements, representations and undertakings of the parties. No supplement, modification or amendment of this Termination Agreement shall be binding unless executed in writing by all the parties.

3. Warranty. Each of the GS Parties warrants that it has full power, right and authority to enter into this Termination Amendment without the consent or approval of any other person. Each of the GS Parties further warrants that it has not assigned any of its rights under the Unitholders Agreement to any other person.

4. Governing Law. This Agreement shall be governed by, and construed and enforced in accordance with, the laws of the State of California without regard to its conflict of law rules and principles.

5. Counterparts. This Termination Agreement may be executed in counterparts, each of which shall be deemed to be an original, but all of which taken together shall constitute the same agreement.


      IN WITNESS WHEREOF, the parties hereby agree to each and all of the above provisions.

                              AMERICAN REPROGRAPHICS HOLDINGS, L.L.C.
                              a California limited liability company

                              By:   /s/ Mark Legg
                                  ----------------------------------------------
                              Printed Name:   Mark Legg
                                           -------------------------------------
                              Title:          CFO
                                    --------------------------------------------

                              ARC ACQUISITION CO., L.L.C.
                              a Delaware limited liability company

                              By:   /s/ Thomas Formolo
                                  ----------------------------------------------
                              Printed Name:   Thomas Formolo
                                           -------------------------------------
                              Title:
                                    --------------------------------------------

                              GS MEZZANINE PARTNERS II, L.P.
                              a Delaware limited partnership

                              By: GS Mezzanine Advisors II, L.L.C.
                                  its general partner

                              By:   /s/ John E. Bowman
                                  ----------------------------------------------
                              Printed Name:   John E. Bowman
                                          --------------------------------------
                              Title:   Vice President
                                    --------------------------------------------



                              GS MEZZANINE PARTNERS II OFFSHORE, L.P.
                              a Cayman Islands exempted limited partnership

                              By: GS Mezzanine Advisors II, L.L.C.
                                  its general partner

                              By:   /s/ John E. Bowman
                                  ----------------------------------------------
                              Printed Name:   John E. Bowman
                                          --------------------------------------
                              Title:   Vice President
                                     -------------------------------------------




                              STONE STREET FUND 2000, L.P
                              a Delaware limited partnership

                              By: Stone Street 2000, L.L.C.
                                  its general partner

                              By:  /s/ John E. Bowman
                                  ----------------------------------------------
                              Printed Name:   John E. Bowman
                                          --------------------------------------
                              Title:  Vice President
                                    --------------------------------------------

                              BRIDGE STREET SPECIAL OPPORTUNITIES
                              FUND 2000, L.P. a Delaware limited partnership

                              By: Bridge Street Special Opportunities
                                  2000, L.L.C. its general partner

                              By:  /s/ John E. Bowman
                                  ----------------------------------------------
                              Printed Name:   John E. Bowman
                                          --------------------------------------
                              Title:  Vice President
                                    --------------------------------------------